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                                                                Exhibit 99.7(b)

                                                          AS OF: April 25, 2006

                        EXHIBIT A TO CUSTODIAN CONTRACT

                                           STATE STREET
NAME OF TRUST/PORTFOLIO                      PORTFOLIO        CHASE PORTFOLIO

I.   MFS FAMILY OF FUNDS

     MFS SERIES TRUST I:
-------------------------------------------------------------------------------
     Cash Reserve Fund (MCF)                      x
-------------------------------------------------------------------------------
     Core Equity Fund (RGI)                       x
-------------------------------------------------------------------------------
     Core Growth Fund (CGF)                       x
-------------------------------------------------------------------------------
     New Discovery Fund (NDF)                     x
-------------------------------------------------------------------------------
     Research International Fund (RIF)            x
-------------------------------------------------------------------------------
     Strategic Growth Fund (AGF)                  x
-------------------------------------------------------------------------------
     Technology Fund (SCT)                        x
-------------------------------------------------------------------------------
     Value Fund (EIF)                             x
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
     MFS SERIES TRUST II:
-------------------------------------------------------------------------------
     Emerging Growth Fund (MEG)                                       x
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
     MFS SERIES TRUST III:
-------------------------------------------------------------------------------
     High Income Fund (MFH)                                           x
-------------------------------------------------------------------------------
     High Yield Opportunities Fund (HYO)          x
-------------------------------------------------------------------------------
     Municipal High Income Fund (MMH)            N/A                 N/A
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
     MFS SERIES TRUST IV:
-------------------------------------------------------------------------------
     Gov't. Money Mkt. Fund (MMG)                 x
-------------------------------------------------------------------------------
     Mid Cap Growth Fund (OTC)                                        x
-------------------------------------------------------------------------------
     Money Market Fund (MMM)                      x
-------------------------------------------------------------------------------
     Municipal Bond Fund (MMB)                   N/A                 N/A
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
     MFS SERIES TRUST V:
-------------------------------------------------------------------------------
     International New Discovery Fund (MIO)       x
-------------------------------------------------------------------------------
     Research Fund (MFR)                                              x
-------------------------------------------------------------------------------
     Total Return Fund (MTR)                                          x
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
     MFS SERIES TRUST VI:
-------------------------------------------------------------------------------
     Global Equity Fund (MWE)                                         x
-------------------------------------------------------------------------------
     Global Total Return Fund (MWT)                                   x
-------------------------------------------------------------------------------
     Utilities Fund (MMU)                                             x
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
     MFS SERIES TRUST VII:
-------------------------------------------------------------------------------
       Capital Opportunities Fund (MVF)                               x
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
     MFS SERIES TRUST VIII:
-------------------------------------------------------------------------------
     Strategic Income Fund (MSI)                                      x
-------------------------------------------------------------------------------
     Global Growth Fund (WGF)                     x
-------------------------------------------------------------------------------
     MFS Tax Managed Equity Fund (TME)            x
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
     MFS SERIES TRUST IX:
-------------------------------------------------------------------------------
     Bond Fund (MFB)                                                  x
-------------------------------------------------------------------------------
     Emerging Opportunities Fund (MCV)            x
-------------------------------------------------------------------------------
     Inflation-Adjusted Bond Fund (IAB)           x
-------------------------------------------------------------------------------
     Intermediate Inv. Grade Bond Fund            x
-------------------------------------------------------------------------------
     Limited Maturity Fund (MLM)                                      x
-------------------------------------------------------------------------------
     Municipal Ltd. Maturity Fund (MML)          N/A                 N/A
-------------------------------------------------------------------------------
     Research Bond Fund (RBF)                     x
-------------------------------------------------------------------------------
     Research Bond Fund J  (RBJ)                  x
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
     MFS SERIES TRUST X:
-------------------------------------------------------------------------------
     Aggressive Growth Allocation Fund (AGG)      x
-------------------------------------------------------------------------------
     Conservative Allocation Fund (CON)           x
-------------------------------------------------------------------------------
     Emerging Markets. Debt Fund (EMD)            x
-------------------------------------------------------------------------------
     Emerging Markets Equity Fund (FEM)           x
-------------------------------------------------------------------------------
     Floating Rate High Income Fund (FRH)         x
-------------------------------------------------------------------------------
     Gemini U.K. Fund (GKF)                       x
-------------------------------------------------------------------------------
     Global Value Fund (GOF)                                          x
-------------------------------------------------------------------------------
     Growth Allocation Fund (GRO)                 x
-------------------------------------------------------------------------------
     International Diversification Fund           x
-------------------------------------------------------------------------------
     International. Growth Fund (FGF)             x
-------------------------------------------------------------------------------
     International Value Fund (FGI)               x
-------------------------------------------------------------------------------
     Moderate Allocation Fund (MOD)               x
-------------------------------------------------------------------------------
     New Endeavor Fund (NEF)                      x
-------------------------------------------------------------------------------
     Strategic Value Fund (SVF)                   x
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
     MFS SERIES TRUST XI:
-------------------------------------------------------------------------------
     Mid Cap Value Fund (MDF)                     x
-------------------------------------------------------------------------------
     Union Standard Equity Fund (UNE)             x
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
     MFS SERIES TRUST XII:
-------------------------------------------------------------------------------
     Lifetime Retirement Income Fund (LRT)        x
-------------------------------------------------------------------------------
     Lifetime 2010 Fund (ML1)                     x
-------------------------------------------------------------------------------
     Lifetime 2020 Fund (ML2)                     x
-------------------------------------------------------------------------------
     Lifetime 2030 Fund (ML3)                     x
-------------------------------------------------------------------------------
     Lifetime 2040 Fund (ML4)                     x
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
     MFS SERIES TRUST XIII:
-------------------------------------------------------------------------------
     Government Securities Fund (MGS)            N/A                 N/A
-------------------------------------------------------------------------------
     Diversified Income Fund (DIF)                x
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
     MFS MUNICIPAL SERIES TRUST:
-------------------------------------------------------------------------------
     AL Municipal Bond Fund (MAL)                N/A                 N/A
-------------------------------------------------------------------------------
     AR Municipal Bond Fund (MAR)                N/A                 N/A
-------------------------------------------------------------------------------
     CA Municipal Bond Fund (MCA)                N/A                 N/A
-------------------------------------------------------------------------------
     FL Municipal Bond Fund (MFL)                N/A                 N/A
-------------------------------------------------------------------------------
     GA Municipal Bond Fund (MGA)                N/A                 N/A
-------------------------------------------------------------------------------
     MD Municipal Bond Fund (MMD)                N/A                 N/A
-------------------------------------------------------------------------------
     MA Municipal Bond Fund (MMA)                N/A                 N/A
-------------------------------------------------------------------------------
     MS Municipal Bond Fund (MMP)                N/A                 N/A
-------------------------------------------------------------------------------
     NY Municipal Bond Fund (MNY)                N/A                 N/A
-------------------------------------------------------------------------------
     NC Municipal Bond Fund (MNC)                N/A                 N/A
-------------------------------------------------------------------------------
     PA Municipal Bond Fund (MPA)                N/A                 N/A
-------------------------------------------------------------------------------
     SC Municipal Bond Fund (MSC)                N/A                 N/A
-------------------------------------------------------------------------------
     TN Municipal Bond Fund (MTN)                N/A                 N/A
-------------------------------------------------------------------------------
     VA Municipal Bond Fund (MVA)                N/A                 N/A
-------------------------------------------------------------------------------
     WV Municipal Bond Fund (MWV)                N/A                 N/A
-------------------------------------------------------------------------------
     Municipal Income Fund (MMI)                 N/A                 N/A
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
     STAND-ALONE FUNDS:
-------------------------------------------------------------------------------
     Government Limited Maturity Fund (MGL)      N/A                 N/A
-------------------------------------------------------------------------------
     Growth Opportunities Fund (MGO)                                  x
-------------------------------------------------------------------------------
     MA Investors Growth Stock Fund (MIG)                             x
-------------------------------------------------------------------------------
     MA Investors Trust (MIT)                     x
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
II.  MFS CLOSED-END FUNDS
-------------------------------------------------------------------------------
     Charter Income Trust (MCR)                   x
-------------------------------------------------------------------------------
     Government. Markets. Income Trust (MGF)                          x
-------------------------------------------------------------------------------
     Intermediate Income Trust (MIN)              x
-------------------------------------------------------------------------------
     Multimarket Income Trust (MMT)                                   x
-------------------------------------------------------------------------------
     Municipal Income Trust (MFM)                N/A                 N/A
-------------------------------------------------------------------------------
     Special Value Trust (MFV)                                        x
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
III. MFS INSTITUTIONAL FUNDS
-------------------------------------------------------------------------------
     MFS Institutional Trust (MFSIT):
-------------------------------------------------------------------------------
     Inst. International Equity Fund (IIE)        x
-------------------------------------------------------------------------------
     Inst. Large Cap Growth. Fund (ILC)           x
-------------------------------------------------------------------------------
     Inst. Large Cap Value Fund (ILV)             x
-------------------------------------------------------------------------------
     Inst. Int'l Research Equity Fund (IRE)       x
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
     MFS VARIABLE INSURANCE TRUST (MVI):
-------------------------------------------------------------------------------
     Capital Opportunities Series (VVS)                               x
-------------------------------------------------------------------------------
     Emerging Growth Series (VEG)                                     x
-------------------------------------------------------------------------------
     Global Equity Series (VGE)                   x
-------------------------------------------------------------------------------
     High Income Series (VHI)                                         x
-------------------------------------------------------------------------------
     Investors Growth Stock Series (VGS)          x
-------------------------------------------------------------------------------
     Investors Trust Series (VGI)                                     x
-------------------------------------------------------------------------------
     Mid Cap Growth Series (VMG)                  x
-------------------------------------------------------------------------------
     Money Market Series (VMM)                    x
-------------------------------------------------------------------------------
     New Discovery Series (VND)                   x
-------------------------------------------------------------------------------
     Research Bond Series (VFB) (fka Bond                             x
-------------------------------------------------------------------------------
     Research Series (VFR)                                            x
-------------------------------------------------------------------------------
     Research International Series (VRI)          x
-------------------------------------------------------------------------------
     Strategic Income Series (VWG) ( fka                              x
-------------------------------------------------------------------------------
     Total Return Series (VTR)                                        x
-------------------------------------------------------------------------------
     Utilities Series (VUF)                                           x
-------------------------------------------------------------------------------
     Value Series (VLU)                                               x
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
IV.  MFS/SUN LIFE SERIES TRUST
-------------------------------------------------------------------------------
     Bond Series (BDS)                            x
-------------------------------------------------------------------------------
     Capital Appreciation Series (CAS)                                x
-------------------------------------------------------------------------------
     Capital Opportunity Series (VAL)             x
-------------------------------------------------------------------------------
     Emerging Growth Series (EGS)                                     x
-------------------------------------------------------------------------------
     Emerging Markets Equity Series (FCE)         x
-------------------------------------------------------------------------------
     Global Governments Series (WGS)                                  x
-------------------------------------------------------------------------------
     Global Growth Series (WGO)                   x
-------------------------------------------------------------------------------
     Global Total Return Series (WTS)                                 x
-------------------------------------------------------------------------------
     Government. Securities Series (GSS)         N/A                 N/A
-------------------------------------------------------------------------------
     High Yield Series (HYS)                                          x
-------------------------------------------------------------------------------
     International. Growth Series (FCI)           x
-------------------------------------------------------------------------------
     International Value Series (FCG)             x
-------------------------------------------------------------------------------
     Mass. Inv. Growth Stock Series (MIS)         x
-------------------------------------------------------------------------------
     Mass. Investors Trust Series (CGS)                               x
-------------------------------------------------------------------------------
     Mid Cap Growth Series (MCS)                                      x
-------------------------------------------------------------------------------
     Mid Cap Value Series (MVS)                   x
-------------------------------------------------------------------------------
     Money Market Series (MKS)                    x
-------------------------------------------------------------------------------
     New Discovery Series (NWD)                   x
-------------------------------------------------------------------------------
     Res. Gr. and Inc. Series (RGS)               x
-------------------------------------------------------------------------------
     Research International Series (RSS)          x
-------------------------------------------------------------------------------
     Research Series (RES)                                            x
-------------------------------------------------------------------------------
     Strategic Growth Series (SGS)                x
-------------------------------------------------------------------------------
     Strategic Income Series (SIS)                x
-------------------------------------------------------------------------------
     Strategic Value Series (SVS)                 x
-------------------------------------------------------------------------------
     Technology Series (TKS)                      x
-------------------------------------------------------------------------------
     Total Return Series (TRS)                                        x
-------------------------------------------------------------------------------
     Utilities Series (UTS)                                           x
-------------------------------------------------------------------------------
     Value Series (EIS)                           x
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
V.   COMPASS PRODUCTS
-------------------------------------------------------------------------------
     Cap. Appreciation Var. Acct. (CAVA)                              x
-------------------------------------------------------------------------------
     Gov't. Securities Var. Acct. (GSVA)         N/A                 N/A
-------------------------------------------------------------------------------
     Global Gov'ts. Var. Acct. (WGVA)                                 x
-------------------------------------------------------------------------------
     High Yield Variable Acct. (HYVA)                                 x
-------------------------------------------------------------------------------
     Managed Sectors Var. Acct. (MSVA)                                x
-------------------------------------------------------------------------------
     Money Mkt. Variable Acct.(MMVA)              x
-------------------------------------------------------------------------------
     Total Return Variable Acct. (TRVA)                               x
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

MFS FUNDS LISTED IN THIS EXHIBIT A          STATE STREET BANK AND TRUST COMPANY


By:                                         By:
    -----------------------------               -------------------------------
      Name:  Christopher R. Bohane                Name:
      Title: Assistant Secretary                  Title:
             and Assistant Clerk
                                            JPMORGAN CHASE INVESTOR SERVICES CO.

                                            By:
                                                -------------------------------
                                                  Name:
                                                  Title: